SECURED PROMISSORY NOTE



$____________								 August ____, 2000


		FOR VALUE RECEIVED, the undersigned, DATAMETRICS CORPORATION, a Delaware corporation, with offices at 25B Hanover Road, #305, Florham Park,
New Jersey 07932 (the "Maker"), hereby unconditionally promises to pay to the order of ________________ (the "Payee"), c/o Burnham Securities, 1325
Avenue of the Americas, 26th Floor, New York, New York 10019, on October 5, 2000 (the "Maturity Date") the principal amount of ______________________ Dollars ($________), in lawful money of the United States of America, and to pay interest (computed on the basis of a 365-day per year and the actual number of days elapsed) on the unpaid principal balance hereto at a rate of twelve percent (12%) per annum, such interest to be payable on the Maturity Date.
The Maker also promises to pay on demand interest on any overdue portion of principal and (to the extent permitted by applicable law) on any overdue installment of interest at the rate of sixteen percent (16%) per annum. Any amounts paid hereunder in excess of the highest rate permitted under applicable law shall be applied to principal and not to interest.

		Events of Default. The Maker will be in default under this Note upon the occurrence of any of the following (each an "Event of Default"): (a) failure to pay when due the amounts required by this Note or amounts owing to the Payee by the Maker under any other Note or agreement; or (b) suspension or liquidation by the Maker of its usual business; or (c) filing by or against the Maker of a petition under any of the provisions of the Bankruptcy Reform
Act of 1978, as amended, or any comparable statute, rule or regulation applicable to the Maker in any jurisdiction; or (d) application for, or appointment of, a receiver of the Maker or its properties. In the event of any Event of Default, the entire remaining unpaid amount of this Note, together with interest accrued thereon, shall become immediately due and payable.

		Upon an Event of Default, the Payee may accelerate all amounts due or to become due hereunder and may proceed to protect and enforce its rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right, including, without limitation, a right of set-off, it possesses, and the Payee may recover all costs of suit and other expenses in connection therewith, together with attorneys' fees and costs of collection.

		The Maker waives demand, presentment, notice of presentment, protest and notice of protest, and notice of nonpayment and dishonor of this Note.

		Prepayments. This Note may be prepaid in whole or in part, together with interest accrued to the date of any such prepayment.

		No Set-Off. The obligation of the Maker to make the payments required hereunder shall be absolute and unconditional without any defense or right of set-off, counterclaim or recoupment by reason of any indebtedness or liability which may at any time be owing to the Maker by the Payee.

		The Maker hereby makes the following waiver, knowingly, voluntarily, and intentionally, and understands that the Payee, in entering into any loan arrangements or making any financial accommodations to the Maker, whether now or in the future, is relying on such waiver. THE MAKER AND THE PAYEE HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE HOLDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE HOLDER OR IN WHICH THE HOLDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE MAKER OR ANY OTHER PERSON AND THE HOLDER.

THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS NOTE, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

THE UNDERSIGNED CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING
AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY COURT OF THE STATE OF NEW YORK. THE UNDERSIGNED, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE UNDERSIGNED AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) TO THE ADDRESS OF THE UNDERSIGNED SET FORTH ABOVE. ASSUMING SUCH DELIVERY OF THE SUMMONS, THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

		Assignment. This Note shall inure to the benefit of and shall be binding upon the Maker and the Payee and each of their respective successors, heirs and assigns, provided that the Maker shall not assign or otherwise delegate all or any part of its obligations hereunder without the prior written consent of the Payee.

		Notices. Any notice may be sent by United States certified mail, postage prepaid, to the Maker and Payee at its respective address set forth above.

		Miscellaneous. Headings are inserted solely for convenience of reference and shall not affect the interpretation of any provision of this Note. The Maker acknowledges that this Note sets forth the entire agreement of the Maker and the Payee with respect to the payment of the amount of this Note and supersedes any and all oral and written statements, representations or other agreements made prior hereto or contemporaneously herewith.

		Security. This Note is secured in the manner set forth in, and is entitled to the benefits of, (i) that certain Pledge Agreement dated the date hereof between the Maker and the Payee, (ii) that certain Security Agreement dated the date hereof between MadeMyWay.com, Inc. and the Payee and (iii) that certain Assignment of Life Insurance as Collateral dated the date hereof by the Maker.

		Use of Proceeds. The proceeds of the loan evidenced by this Note shall be used solely for the purposes disclosed to the Payee simultaneously with the execution and delivery of this Note.

		Special Representation. By acceptance of this Note, the Payee represents and warrants that he is experienced in investments of the type represented by this Note, is sophisticated in financial and business affairs and has had the opportunity to ask questions of and receive answers from the Maker regarding this investment.


		IN WITNESS WHEREOF, the Maker has executed this Note on the date first set forth above.


							DATAMETRICS CORPORATION


							By: /s/ Daniel P. Ginns
							   Name: Daniel P. Ginns
ATTEST:						   Title: CEO


       /s/
_________________________


STATE OF NEW JERSEY


___________ County      			 		    August ___, 2000


Then personally appeared the above-named Daniel P. Ginns, who did declare that he is a CEO of Datametrics Corporation and acknowledged the foregoing instrument to be his free act and deed as such CEO, and the free act and deed of Datametrics Corporation, before me,


(Seal)
	________________________________
							Notary Public
							My commission expires:


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Document #: 12422v4